Equity-Based Compensation (Notes)	12 Months Ended
Dec. 31, 2011
Equity Based Compensation [Abstract]
Equity-Based Compensation [Text Block]
EQUITY-BASED COMPENSATION

The Tesoro Logistics LP 2011 Long-Term Incentive Plan (the "LTIP") was adopted by the Tesoro Logistics GP, LLC Board of Directors in connection with the closing of the initial public offering on April 26, 2011 and provides for awards of options, restricted units, phantom units, distribution equivalent rights, substitute awards, unit appreciation rights and unit awards to be available for employees, consultants and directors of the general partner and any of their affiliates who perform services for the Partnership. The Partnership had 662,327 units available for future grants under the LTIP at December 31, 2011, assuming a 200% payout of performance phantom unit awards. When the awards granted under the LTIP vest we will issue new TLLP common units.

Unit-based compensation expense related to the Partnership that was included in our statements of consolidated operations was as follows (in thousands):

Year ended December 31, 2011
Service phantom units	$146
Performance phantom units	333
Total Unit-Based Compensation Expense	$479

Service Phantom Unit Awards. During the year ended December 31, 2011, our general partner issued service phantom unit awards with tandem distribution equivalent rights to certain directors and employees under the LTIP in connection with the closing of the Offering. The fair value of each phantom unit on the grant date is equal to the market price of our common unit on that date. The estimated fair value of our phantom units is amortized over the vesting period using the straight-line method. Non-employee director awards vest at the end of a one-year period and employee awards vest ratably over a three-year service period. Total unrecognized compensation cost related to our nonvested service phantom units totaled $0.2 million as of December 31, 2011, which is expected to be recognized over a weighted-average period of 1.8 years. The fair value of nonvested service phantom units outstanding as of December 31, 2011 totaled $0.5 million.

A summary of our service phantom unit award activity for the twelve months ended December 31, 2011 is set forth below:

	Number of Service Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2011	—	$—
Granted	14,073	23.24
Nonvested at December 31, 2011	14,073	23.24

Performance Phantom Unit Awards. Our general partner granted performance phantom unit awards to certain officers in May 2011. These performance phantom unit awards represent the right to receive a TLLP common unit at the end of the approximately three-year performance period depending on the Partnership's achievement of pre-established performance measures. The value of the award ultimately paid will be based on our relative total unitholder return against the performance peer group over the performance period. The performance phantom unit awards can range from 0% to 200% of the targeted award value. Our estimated payout was 200% based on results through December 31, 2011. The fair value of each performance phantom unit award is estimated at the grant date using a Monte Carlo simulation model. The estimated fair value is amortized over a vesting period of 2.63 years using the straight-line method. Total unrecognized compensation cost related to our nonvested performance phantom units totaled $0.9 million as of December 31, 2011, which is expected to be recognized over a weighted-average period of 2.0 years.

A summary of our performance phantom unit award activity for the year ended December 31, 2011, assuming a 100% payout, is set forth below:

	Number of Performance Phantom Units	Weighted-Average Grant Date Fair Value
Nonvested at January 1, 2011	—	$—
Granted	36,800	32.99
Nonvested at December 31, 2011	36,800	32.99

Expected volatilities are based on the historical volatility of peer companies over approximately the last three years, which is indicative of the performance period for the awards. Expected dividend yield assumes dividends or distributions are incorporated into the unit price movements of the peer group. The risk-free rate for periods within the performance period is based on the U.S. Treasury yield curve in effect at the time of grant. A summary of weighted average assumptions as of the grant date is presented below:

Expected volatility	41%
Expected dividend yield	—%
Expected forfeiture rate	—%
Risk-free interest rate	0.79%
Unit price on date of grant	$23.11

Sponsor's Stock-based Compensation. Employees supporting the Predecessors' operations received long-term incentive compensation that is part of Tesoro's stock-based compensation programs, which primarily consist of stock options, restricted common stock and stock appreciation rights issued to certain officers and other key employees. The fair value of each stock option issued is estimated on the grant date using the Black-Scholes option-pricing model and is amortized over the vesting period using the straight-line method. These awards generally will become exercisable after one year in 33% annual increments and expire ten years from the date of grant. The fair value of restricted common stock on the grant date is equal to the market value of a share of Tesoro stock on that date. These awards generally vest in annual increments ratably over three years. The fair value of a stock appreciation right is estimated at the end of each reporting period using the Black-Scholes option-pricing model. These awards generally vest ratably over three years following the date of grant and expire seven years from the grant date.

Certain Tesoro employees supporting the Predecessors' operations were historically granted these types of awards. The Predecessors were allocated expenses for stock-based compensation costs. These costs are included in the Predecessors' general and administrative expenses. The Predecessors' allocated expense was $0.7 million, $0.4 million and $0.2 million for the years ended December 31, 2011, 2010 and 2009, respectively. However, subsequent to the Offering, the Partnership has not been allocated these stock-based compensation costs as they are included with the services provided under the Amended Omnibus Agreement.